FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                           July 17, 1995
                                                           -------------


                    Zenith Electronics Corporation
                    ------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
     --------                   ------               ----------
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
    ---------------------                                -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000
                                                     --------------

                        Not applicable
                        --------------
 (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On July 17, 1995, Zenith Electronics Corporation issued a press release announcing the execution and delivery of a Stock Purchase Agreement dated July 17, 1995 with LG Electronics Inc. Copies of the press release and the Stock Purchase Agreement are attached as exhibits hereto and are incorporated by reference herein. In connection with the transactions contemplated by the Stock Purchase Agreement, the Company amended its Stockholder Rights Agreement.
           A copy of the Amendment is attached as Exhibit 4 hereto and is incorporated by reference herein.


Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           -------------------------------------------------------------------

          (c) The following exhibits are included as part of this report:

              Exhibit 2 - Stock Purchase Agreement dated July 17, 1995 between Zenith Electronics Corporation and LG Electonics Inc.

              Exhibit 4 - Amendment to Rights Agreement dated as of July 17,
              1995

              Exhibit 20 - Zenith Electronics Corporation Press Release dated July 17, 1995.




                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION


                                         By: /s/ David S. Levin
                                             ------------------------
                                             David S. Levin, Secretary



Date:  July 19, 1995

                           Exhibit Index
                           -------------

Exhibit
Number      Exhibit Description
- -------     --------------------

  2 Stock Purchase Agreement dated July 17, 1995 between Zenith Electronics Corporation and LG Electronics Inc.

  4         Amendment to Rights Agreement dated as of July 17, 1995

 20         Zenith Electronics Corporation Press Release dated July 17, 1995